EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet


CWALT 2005-14
Group 2                               Banc of America Securities (LOGO OMITTTED)

1. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                  Aggregate        Percent      Average                                                             W.A.
                   Current         of Loans    Original    W.A.    Min.  W.A.   Max.    Min.     W.A.     Max.   Remaining   W.A.
                  Principal      by Principal  Principal   Gross   FICO  FICO   FICO  Original Original Original  Term to    Loan
Occupancy          Balance         Balance      Balance    Coupon  Score Score  Score   LTV      LTV      LTV     Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Investor        $123,268,968.04        16.89%   $219,093   2.150%    611   719    827   25.97%   74.46%   90.00%       360     0
-----------------------------------------------------------------------------------------------------------------------------------
Primary          568,700,592.90         77.90    337,381    2.231    601   702    822    15.15    74.84   95.00        360     0
-----------------------------------------------------------------------------------------------------------------------------------
Secondary         38,030,439.06          5.21    366,526    2.072    612   717    800    58.88    75.12   90.00        360     0
-----------------------------------------------------------------------------------------------------------------------------------
Total:          $730,000,000.00       100.00%   $310,382   2.209%    601   706    827   15.15%   74.79%   95.00%       360     0
-----------------------------------------------------------------------------------------------------------------------------------


2. Investor Occupancy Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                  Aggregate        Percent     Average                                                              W.A.
                   Current         of Loans    Original    W.A.    Min.  W.A.   Max.    Min.     W.A.     Max.   Remaining   W.A.
                  Principal      by Principal  Principal   Gross   FICO  FICO   FICO  Original Original Original  Term to    Loan
Credit Score       Balance         Balance     Balance     Coupon  Score Score  Score   LTV      LTV      LTV    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
601 - 650         $7,602,150.06         6.17%   $198,799   2.095%    611   636    649   47.74%   74.33%   90.00%       360     0
-----------------------------------------------------------------------------------------------------------------------------------
651 - 700         35,105,265.66         28.48    217,879    2.370    651   681    700    25.97   74.26    90.00        360     0
-----------------------------------------------------------------------------------------------------------------------------------
701 - 750         51,573,692.13         41.84    228,881    2.068    701   725    750    46.14   74.60    90.00        360     0
-----------------------------------------------------------------------------------------------------------------------------------
751 - 800         26,794,462.19         21.74    210,962    2.093    751   773    800    26.38   74.65    90.00        360     0
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850          2,193,398.00          1.78    200,687    1.434    801   810    827    44.25   72.61    80.00        360     0
-----------------------------------------------------------------------------------------------------------------------------------
Total:          $123,268,968.04       100.00%   $219,093   2.150%    611   719    827   25.97%   74.46%   90.00%       360     0
-----------------------------------------------------------------------------------------------------------------------------------


3. Investor Occupancy Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                     Aggregate       Percent     Average                                                           W.A.
                      Current        of Loans    Original   W.A.   Min.  W.A.   Max.    Min.     W.A.     Max.   Remaining   W.A.
                     Principal    by Principal  Principal  Gross   FICO  FICO   FICO  Original Original Original  Term to   Loan
Original LTV          Balance        Balance     Balance   Coupon  Score Score  Score   LTV      LTV      LTV    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
20.001 - 30.000        $459,788.47       0.37%  $112,183   1.375%    667   700    800   25.97%  26.19%   26.69%        360     0
-----------------------------------------------------------------------------------------------------------------------------------
30.001 - 40.000         683,546.30       0.55    250,325    2.465    767   779    784   35.97   36.60    38.21         360     0
-----------------------------------------------------------------------------------------------------------------------------------
40.001 - 50.000       1,533,078.58       1.24    187,132    2.823    641   728    801   44.25   46.93    50.00         360     0
-----------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000       6,244,484.88       5.07    240,695    2.312    636   721    794   50.59   56.61    60.00         360     0
-----------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000      27,808,207.14      22.56    228,821    2.316    625   717    814   60.24   68.40    70.00         360     0
-----------------------------------------------------------------------------------------------------------------------------------
70.001 - 80.000      84,868,133.56      68.85    218,047    2.038    611   719    827   70.21   78.52    80.00         360     0
-----------------------------------------------------------------------------------------------------------------------------------
80.001 - 90.000       1,671,729.11       1.36    153,091    3.905    630   695    752   88.78   89.91    90.00         360     0
-----------------------------------------------------------------------------------------------------------------------------------
Total:             $123,268,968.04    100.00%   $219,093   2.150%    611   719    827  25.97%   74.46%   90.00%        360     0
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.




                          Group 2           Group 3         Group 4
                      -----------------------------------------------------
                        Originator/       Originator/     Originator/           Aggregate
                          Source 1          Source 2       Source 3
--------------------------------------------------------------------------------------------
FICO avg                        706              709               710                 708
-------------------------------------------------------------------------------------------
FICO <640 %                   6.66%             4.70              5.04               5.90%
-------------------------------------------------------------------------------------------
FICO stdev                   45.37%            44.73             46.43              45.53%
-------------------------------------------------------------------------------------------
CurrentLTV avg               74.73%            74.35             73.51              74.34%
-------------------------------------------------------------------------------------------
CurrentLTV >80%               3.02%             2.22              1.92               2.59%
-------------------------------------------------------------------------------------------
SS CLTV %
-------------------------------------------------------------------------------------------
Full Doc %                   17.91%            16.87             16.83              17.45%
-------------------------------------------------------------------------------------------
Loan Bal avg             310,119.52       308,211.76        346,521.67          318,717.28
-------------------------------------------------------------------------------------------
% Jumbo                      55.91%            57.47             61.76              57.73%
-------------------------------------------------------------------------------------------
DTI %                        36.04%            37.23             36.17              36.27%
-------------------------------------------------------------------------------------------
Purch %                      41.69%            37.42             38.11              40.02%
-------------------------------------------------------------------------------------------
Cash Out %                   39.94%            46.41             42.79              41.79%
-------------------------------------------------------------------------------------------
Fxd %
-------------------------------------------------------------------------------------------
3 yr ARM >=%
-------------------------------------------------------------------------------------------
WAC avg                       2.21%             2.44              1.96               2.18%
-------------------------------------------------------------------------------------------
WAC stdev                     1.69%             1.93              1.53               1.70%
-------------------------------------------------------------------------------------------
1st Lien %                  100.00%           100.00            100.00             100.00%
-------------------------------------------------------------------------------------------
% with MI                     3.02%             2.22              1.92               2.59%
-------------------------------------------------------------------------------------------
CA %                         46.83%            58.67             58.90              52.04%
-------------------------------------------------------------------------------------------
Invt Prop %                  16.89%             9.97             12.19              14.47%
-------------------------------------------------------------------------------------------
IO %
-------------------------------------------------------------------------------------------
IO non-Full Doc %
-------------------------------------------------------------------------------------------
Multi-Fam %                   6.05%             4.79              6.15               5.87%
-------------------------------------------------------------------------------------------
Prim Occ %                   77.90%            86.70             83.42              80.85%
-------------------------------------------------------------------------------------------



Originator/ Source       % Bal.      WA LTV    WA CurrentLTV      WA SS CLTV     WAFICO           WAC       Purch      Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Group 2                   56.56%      74.79%           74.73%                       706         2.209%      41.69%          16.89%
-----------------------------------------------------------------------------------------------------------------------------------
Group 3                   16.77       74.41            74.35                        709         2.438       37.42            9.97
-----------------------------------------------------------------------------------------------------------------------------------
Group 4                   26.67       73.55            73.51                        710         1.961       38.11           12.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  100.00%      74.40%           74.34%                        708         2.181%      40.02%          14.47%
-----------------------------------------------------------------------------------------------------------------------------------


Originator/ Source            CA%      1st Lien      % with S.2nd       Full Doc       IO%      DTI %     % with MI
--------------------------------------------------------------------------------------------------------------------
Group 2                     46.83%       100.00%                           17.91%     0.00%     36.04%         3.02%
--------------------------------------------------------------------------------------------------------------------
Group 3                     58.67        100.00                            16.87      0.00      37.23          2.22
--------------------------------------------------------------------------------------------------------------------
Group 4                     58.90        100.00                            16.83      0.00      36.17          1.92
--------------------------------------------------------------------------------------------------------------------
Total:                      52.04%       100.00%                           17.45%     0.00%     36.27%         2.59%
--------------------------------------------------------------------------------------------------------------------



Occupancy                % Bal.       WALTV    WA CurrentLTV      WA SS CLTV     WAFICO            WAC       Purch %    Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Investor                 14.47%      74.15%           74.12%                        721         2.116%        60.75%        100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Primary Occup             80.85       74.54            74.48                        704         2.209         35.04           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                4.68        72.6            72.56                        723         1.903         61.99           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total                   100.00%      74.40%           74.34%                        708         2.181%        40.02%         14.47%
-----------------------------------------------------------------------------------------------------------------------------------



Occupancy                 CA%        1st Lien %          % with S.2nd      Full Doc         IO%         DTI %          % with MI
--------------------------------------------------------------------------------------------------------------------------------
Investor               40.20%           100.00%                              26.78%       0.00%        34.01%              1.06%
-------------------------------------------------------------------------------------------------------------------------------
Primary Occup          55.86            100.00                               15.24        0.00         36.74               2.93
-------------------------------------------------------------------------------------------------------------------------------
Second Home            22.56            100.00                               26.86        0.00         35.14               1.49
-------------------------------------------------------------------------------------------------------------------------------
Total                  52.04%           100.00%                              17.45%       0.00%        36.27%              2.59%
-------------------------------------------------------------------------------------------------------------------------------




Documentation            % Bal.        WALTV     WA CurrentLTV    WA SS CLTV      WAFICO           WAC       Purch %    Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
Full                      17.45%       76.54%            76.44%                       700       2.377%       41.710%         22.21%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Full                  82.55        73.94             73.89                        709       2.140        39.66           12.84
-----------------------------------------------------------------------------------------------------------------------------------
Total                    100.00%       74.40%            74.34%                       708       0.02181      40.020%         14.47%
-----------------------------------------------------------------------------------------------------------------------------------


Documentation            CA%        1st Lien %      % with S.2nd         Full Doc         IO%         DTI %          % with MI
-------------------------------------------------------------------------------------------------------------------------------
Full                   38.73%           100.00%                            100.00%       0.00%        37.59%              8.28%
--------------------------------------------------------------------------------------------------------------------------------
Non-Full               54.85            100.00                               0.00        0.00         35.99               1.39
--------------------------------------------------------------------------------------------------------------------------------
Total                  52.04%           100.00%                             17.45%       0.00%        36.27%              2.59%
--------------------------------------------------------------------------------------------------------------------------------


Interest Only              % Bal.      WALTV    WA CurrentLTV      WA SS CLTV    WAFICO           WAC     Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO
-----------------------------------------------------------------------------------------------------------------------------------
Other IO (120 Months)
-----------------------------------------------------------------------------------------------------------------------------------
Non-IO                    100.00%     74.40%           74.36%                       708        2.181%      40.02%          14.47%
-----------------------------------------------------------------------------------------------------------------------------------
Total                     100.00%     74.40%           74.36%                       708        2.181%      40.02%          14.47%
-----------------------------------------------------------------------------------------------------------------------------------


Interest Only               CA%     1st Lien %     % with S.2nd      Full Doc %        IO%       DTI %        % with MI
------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO
------------------------------------------------------------------------------------------------------------------------
Other IO (120 Months)
------------------------------------------------------------------------------------------------------------------------
Non-IO                   52.04%        100.00%                           17.45%      0.00%      36.27%            2.59%
------------------------------------------------------------------------------------------------------------------------
Total                    52.04%        100.00%                           17.45%      0.00%      36.27%            2.59%
------------------------------------------------------------------------------------------------------------------------


FICO                     % Bal.       WALTV    WA CurrentLTV       WA SS CLTV      WAFICO       WAC       Purch %      Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
0-600
-----------------------------------------------------------------------------------------------------------------------------------
601-640                  6.48%       76.79%           76.76%            0.00%        630     1.795%        34.87%            7.05%
-----------------------------------------------------------------------------------------------------------------------------------
641-680                  23.38       75.65            75.60             0.00         664      2.108         33.77             8.34
-----------------------------------------------------------------------------------------------------------------------------------
681-700                  17.48       74.46            74.40             0.00         690      2.348         31.56            14.65
-----------------------------------------------------------------------------------------------------------------------------------
700>=                    52.67       73.52            73.46             0.00         743      2.206         46.24            18.05
-----------------------------------------------------------------------------------------------------------------------------------
Total                   100.00%      74.40%           74.34%            0.00%        708      2.18%        40.02%           14.47%
-----------------------------------------------------------------------------------------------------------------------------------


FICO                        CA%        1st Lien %       % with S.2nd      Full Doc %        IO %        DTI %      % with MI
-----------------------------------------------------------------------------------------------------------------------------
0-600
-----------------------------------------------------------------------------------------------------------------------------
601-640                  51.72%           100.00%              0.00%          35.42%       0.00%       39.32%          5.86%
-----------------------------------------------------------------------------------------------------------------------------
641-680                   52.48            100.00               0.00           20.80        0.00        37.25           5.01
-----------------------------------------------------------------------------------------------------------------------------
681-700                   56.88            100.00               0.00           11.95        0.00        35.74           0.99
-----------------------------------------------------------------------------------------------------------------------------
700>=                     50.27            100.00               0.00           15.57        0.00        35.63           1.65
-----------------------------------------------------------------------------------------------------------------------------
Total                    52.04%           100.00%              0.00%          17.45%       0.00%       36.27%          2.59%
-----------------------------------------------------------------------------------------------------------------------------



Lien Position            % Bal.       WALTV       WA CurrentLTV     WA SS CLTV      WAFICO           WAC         Purch %
--------------------------------------------------------------------------------------------------------------------------
1st Lien                100.00%      74.40%              74.34%              -         708        2.181%          40.02%
--------------------------------------------------------------------------------------------------------------------------
2nd Lien
--------------------------------------------------------------------------------------------------------------------------
Total                   100.00%      74.40%              74.34%              -         708        2.181%          40.02%
--------------------------------------------------------------------------------------------------------------------------

Lien Position      Invt Prop %          CA%    1st Lien %      % with S.2nd     Full Doc %        IO %       DTI %      % with MI
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                14.47%       52.04%       100.00%             0.00%         17.45%       0.00%      36.27%          2.59%
----------------------------------------------------------------------------------------------------------------------------------
2nd Lien
----------------------------------------------------------------------------------------------------------------------------------
Total                   14.47%       52.04%       100.00%             0.00%         17.45%       0.00%      36.27%          2.59%
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



CWALT 2005-14
Group 2                                        Banc of America Securities (LOGO OMITTTED)




         Top 5 States
         ---------------------------------------------------------------------------------------------------------------
                                 Aggregate        Percent      Average
                                  Current        of Loans      Original       W.A.     Min.    W.A.    Max.      Min.
                                 Principal     by Principal    Principal      Gross    FICO    FICO    FICO    Original
         State                    Balance         Balance       Balance       Coupon   Score   Score   Score     LTV
         ---------------------------------------------------------------------------------------------------------------
         California        $341,866,093.89           46.83%     $392,054      2.281%     608     702     816     18.49%
         ---------------------------------------------------------------------------------------------------------------
         Florida            105,413,634.23            14.44      264,427       2.414     601     705     801      24.09
         ---------------------------------------------------------------------------------------------------------------
         Nevada              42,509,252.20             5.82      266,101       2.109     630     717     798      45.97
        ----------------------------------------------------------------------------------------------------------------
         Arizona             17,304,219.98             2.37      194,969       2.218     618     714     804      48.43
        ----------------------------------------------------------------------------------------------------------------
         Virginia            30,013,396.16             4.11      360,187       1.290     625     722     827      53.04
        ----------------------------------------------------------------------------------------------------------------
         Other              192,893,403.54            26.42      257,330       2.134     611     708     822      15.15
         ---------------------------------------------------------------------------------------------------------------
         Total:            $730,000,000.00          100.00%     $310,382      2.209%     601     706     827     15.15%
         ---------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------
                                                     W.A.
                               W.A.       Max.     Remaining   W.A.
                             Original   Original    Term to    Loan
         State                 LTV        LTV       Maturity   Age
         -------------------------------------------------------------
         California            73.97%     95.00%         360     0
         -------------------------------------------------------------
         Florida                75.74      95.00         360     0
         -------------------------------------------------------------
         Nevada                 76.09      95.00         360     0
        ---------------------------------------------------------------
         Arizona                78.13      95.00         360     0
        ---------------------------------------------------------------
         Virginia               75.15      80.00         360     0
        ---------------------------------------------------------------
         Other                  75.08      95.00         360     0
         --------------------------------------------------------------
         Total:                74.79%     95.00%         360     0
         --------------------------------------------------------------


         LTV's for Loans in California Group 2
         --------------------------------------------------------------------------------------------------------------------------
                                 Aggregate        Percent      Average
                                  Current        of Loans      Original       W.A.     Min.    W.A.    Max.      Min.       W.A.
                                 Principal     by Principal    Principal      Gross    FICO    FICO    FICO    Original   Original
         Original LTV             Balance         Balance       Balance       Coupon   Score   Score   Score     LTV        LTV
         --------------------------------------------------------------------------------------------------------------------------
         10.001 - 20.000       $150,279.99            0.04%     $110,000      1.000%     719     719     719     18.49%     18.49%
         --------------------------------------------------------------------------------------------------------------------------
         20.001 - 30.000        495,240.89             0.14      120,833      1.286      667     723     800      25.60      25.97
        ---------------------------------------------------------------------------------------------------------------------------
         30.001 - 40.000      1,486,888.34             0.43      217,790      1.000      693     764     782      32.50      37.93
         --------------------------------------------------------------------------------------------------------------------------
         40.001 - 50.000      4,944,908.92             1.45      226,369      2.282      608     708     793      42.39      46.30
         --------------------------------------------------------------------------------------------------------------------------
         50.001 - 60.000     19,975,039.96             5.84      418,107      2.459      620     708     802      50.38      56.42
         --------------------------------------------------------------------------------------------------------------------------
         60.001 - 70.000     70,280,098.90            20.56      405,429      2.541      620     701     806      60.24      66.92
         --------------------------------------------------------------------------------------------------------------------------
         70.001 - 80.000    242,065,767.07            70.81      397,778      2.194      612     701     816      70.21      78.18
         --------------------------------------------------------------------------------------------------------------------------
         80.001 - 90.000        405,679.90             0.12      297,500      5.625      652     652     652      85.00      85.00
         --------------------------------------------------------------------------------------------------------------------------
         90.001 - 100.000     2,062,189.90             0.60      301,891      2.571      663     709     755      95.00      95.00
         --------------------------------------------------------------------------------------------------------------------------
         Total:            $341,866,093.89          100.00%     $392,054      2.281%     608     702     816     18.49%     73.97%
         --------------------------------------------------------------------------------------------------------------------------


         LTV's for Loans in California Group 2
         -------------------------------------------------
                                         W.A.
                              Max.     Remaining   W.A.
                            Original    Term to    Loan
         Original LTV         LTV       Maturity   Age
         -------------------------------------------------
         10.001 - 20.000      18.49%         360      0
         -------------------------------------------------
         20.001 - 30.000       26.38         360      0
         -------------------------------------------------
         30.001 - 40.000       40.00         360      0
         -------------------------------------------------
         40.001 - 50.000       50.00         360      0
         -------------------------------------------------
         50.001 - 60.000       60.00         360      0
         -------------------------------------------------
         60.001 - 70.000       70.00         360      0
         -------------------------------------------------
         70.001 - 80.000       80.00         360      0
         -------------------------------------------------
         80.001 - 90.000       85.00         359      1
         -------------------------------------------------
         90.001 - 100.000      95.00         360      0
         -------------------------------------------------
         Total:               95.00%         360      0
         -------------------------------------------------


Group 4
         Top 5 States
         ---------------------------------------------------------------------------------------------------------------
                                 Aggregate        Percent      Average
                                  Current        of Loans      Original       W.A.     Min.    W.A.    Max.      Min.
                                 Principal     by Principal    Principal      Gross    FICO    FICO    FICO    Original
         State                    Balance         Balance       Balance       Coupon   Score   Score   Score     LTV
         ---------------------------------------------------------------------------------------------------------------
         California        $148,390,024.33           58.90%    $425,490       2.098%     618     712     816     30.11%
         ---------------------------------------------------------------------------------------------------------------
         Florida             26,683,410.64            10.59     261,685        1.572     624     718     815      36.24
         ---------------------------------------------------------------------------------------------------------------
         Nevada               8,303,481.77             3.30     286,435        1.559     615     695     780      55.27
         ---------------------------------------------------------------------------------------------------------------
         Arizona              4,457,271.79             1.77     185,833        2.275     622     709     792      55.56
         ---------------------------------------------------------------------------------------------------------------
         Illinois             4,565,619.82             1.81     228,471        1.888     659     707     756      57.95
         ---------------------------------------------------------------------------------------------------------------
         Other               59,521,443.16            23.63     293,369        1.831     611     706     810      14.29
         ---------------------------------------------------------------------------------------------------------------
         Total:            $251,921,251.51          100.00%    $346,737       1.961%     611     710     816     14.29%
         ---------------------------------------------------------------------------------------------------------------

         -----------------------------------------------------------
                                                     W.A.
                               W.A.       Max.     Remaining   W.A.
                             Original   Original    Term to    Loan
         State                 LTV        LTV       Maturity   Age
         -----------------------------------------------------------
         California            73.20%     89.97%        360     0
         ----------------------------------------------------------
         Florida               75.61      95.00         360     0
         ----------------------------------------------------------
         Nevada                74.95      80.00         360     0
         ----------------------------------------------------------
         Arizona               76.60      90.00         360     0
         ----------------------------------------------------------
         Illinois              75.65      89.97         360     0
         ----------------------------------------------------------
         Other                 72.94      95.00         360     0
         ----------------------------------------------------------
         Total:                73.55%     95.00%        360     0
         ----------------------------------------------------------

         LTV's for Loans in California Group 4
         --------------------------------------------------------------------------------------------------------------------------
                                 Aggregate        Percent      Average
                                  Current        of Loans      Original       W.A.     Min.    W.A.    Max.      Min.       W.A.
                                 Principal     by Principal    Principal      Gross    FICO    FICO    FICO    Original   Original
         Original LTV             Balance         Balance       Balance       Coupon   Score   Score   Score     LTV        LTV
         --------------------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------
         30.001 - 40.000     $2,865,000.00            1.93%     $716,250       1.018%    704     757     777      30.11%     35.18%
         --------------------------------------------------------------------------------------------------------------------------
         40.001 - 50.000      3,159,846.32            2.13       316,400       3.007     642     739     798      40.61      45.15
         --------------------------------------------------------------------------------------------------------------------------
         50.001 - 60.000      5,368,125.72            3.62       358,126       2.111     669     731     791      52.17      56.23
         --------------------------------------------------------------------------------------------------------------------------
         60.001 - 70.000     34,280,880.02           23.10       469,842       1.929     634     712     813      61.46      67.21
         --------------------------------------------------------------------------------------------------------------------------
         70.001 - 80.000    101,969,169.32           68.72       416,526       2.148     618     709     816      70.59      77.95
         --------------------------------------------------------------------------------------------------------------------------
         80.001 - 90.000        747,002.95            0.50       373,950       3.288     666     667     668      81.85      85.18
         --------------------------------------------------------------------------------------------------------------------------
         Total:            $148,390,024.33          100.00%     $425,490       2.098%    618     712     816      30.11%     73.20%
         --------------------------------------------------------------------------------------------------------------------------

         LTV's for Loans in California Group 4
         ------------------------------------------------
                                         W.A.
                              Max.     Remaining   W.A.
                            Original    Term to    Loan
         Original LTV         LTV       Maturity   Age
         ------------------------------------------------
         ------------------------------------------------
         30.001 - 40.000      38.14%        360      0
         ------------------------------------------------
         40.001 - 50.000      48.50         359      1
         ------------------------------------------------
         50.001 - 60.000      59.79         360      0
         ------------------------------------------------
         60.001 - 70.000      70.00         360      0
         ------------------------------------------------
         70.001 - 80.000      80.00         360      0
         ------------------------------------------------
         80.001 - 90.000      89.97         359      1
         ------------------------------------------------
         Total:               89.97%        360      0
         ------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



CWALT 2005-14
Aggregate Group II                                                            Banc of America Securities (LOGO OMITTTED)


         1. Occupancy
         ---------------------------------------------------------------------------------------------------------------
                              Aggregate          Percent       Average
                               Current           of Loans     Original        W.A.    Min.     W.A.    Max.     Min.
                              Principal        by Principal   Principal      Gross    FICO     FICO    FICO   Original
         Occupancy             Balance           Balance       Balance       Coupon   Score    Score   Score    LTV
         ---------------------------------------------------------------------------------------------------------------
         Investor          $167,447,899.92           14.47%     $220,976       2.116%    611     721     827      25.97%
         ---------------------------------------------------------------------------------------------------------------
         Primary            935,370,106.86            80.85      343,566        2.209    601     704     822       14.29
         ---------------------------------------------------------------------------------------------------------------
         Secondary           54,103,244.73             4.68      368,360        1.903    612     723     803       28.33
         ---------------------------------------------------------------------------------------------------------------
         Total:          $1,156,921,251.51          100.00%     $318,968       2.181%    601     708     827      14.29%
         ---------------------------------------------------------------------------------------------------------------


         ----------------------------------------------------------
                                                     W.A.
                            W.A.         Max.     Remaining   W.A.
                          Original     Original    Term to    Loan
         Occupancy          LTV          LTV       Maturity    Age
         -----------------------------------------------------------
         Investor          74.15%       90.00%         360     0
         -----------------------------------------------------------
         Primary            74.54        95.00         360     0
         -----------------------------------------------------------
         Secondary          72.60        95.00         360     0
         -----------------------------------------------------------
         Total:            74.40%       95.00%         360     0
         -----------------------------------------------------------

         2. Investor Occupancy Credit Score

         ---------------------------------------------------------------------------------------------------------------
                              Aggregate          Percent       Average
                               Current           of Loans     Original        W.A.    Min.      W.A.    Max.     Min.
                              Principal        by Principal   Principal      Gross    FICO      FICO    FICO   Original
         Credit Score          Balance           Balance       Balance       Coupon   Score    Score   Score     LTV
         ---------------------------------------------------------------------------------------------------------------
         601 - 650           $8,927,294.01            5.33%     $202,564       2.151%    611     637     650      47.74%
         ---------------------------------------------------------------------------------------------------------------
         651 - 700           48,534,169.63            28.98      214,308        2.195    651     681     700       25.97
         ---------------------------------------------------------------------------------------------------------------
         701 - 750           68,033,426.89            40.63      230,600        2.060    701     726     750       30.11
         ---------------------------------------------------------------------------------------------------------------
         751 - 800           39,315,928.10            23.48      219,978        2.152    751     773     800       26.38
         ---------------------------------------------------------------------------------------------------------------
         801 - 850            2,637,081.30             1.57      195,754        1.419    801     810     827       44.25
         ---------------------------------------------------------------------------------------------------------------
         Total:            $167,447,899.92          100.00%     $220,976       2.116%    611     721     827      25.97%
         ---------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------
                                                     W.A.
                            W.A.         Max.     Remaining  W.A.
                          Original     Original    Term to   Loan
         Credit Score       LTV          LTV       Maturity    Age
         ----------------------------------------------------------
         601 - 650         75.19%       90.00%         360     0
         ----------------------------------------------------------
         651 - 700          73.40        90.00         360     0
         ----------------------------------------------------------
         701 - 750          74.59        90.00         360     0
         ----------------------------------------------------------
         751 - 800          74.21        90.00         360     0
         ----------------------------------------------------------
         801 - 850          72.22        80.00         360     0
         ----------------------------------------------------------
         Total:            74.15%       90.00%         360     0
         ----------------------------------------------------------

         3. Investor Occupancy Original LTV
         ---------------------------------------------------------------------------------------------------------------
                               Aggregate         Percent       Average
                                Current          of Loans     Original        W.A.    Min.      W.A.    Max.     Min.
                               Principal       by Principal   Principal      Gross    FICO      FICO    FICO   Original
         Original LTV           Balance          Balance       Balance       Coupon   Score    Score   Score     LTV
         ---------------------------------------------------------------------------------------------------------------
         20.001 - 30.000       $412,163.55            0.25%     $112,183       1.375%    667     700     800      25.97%
         ---------------------------------------------------------------------------------------------------------------
         30.001 - 40.000        900,848.74             0.54      183,975        2.116    661     750     784       30.11
         ---------------------------------------------------------------------------------------------------------------
         40.001 - 50.000      2,334,667.89             1.39      173,390        2.615    641     737     817       43.40
         ---------------------------------------------------------------------------------------------------------------
         50.001 - 60.000      7,193,953.21              4.3      217,674        2.268    636     724     798       50.59
         ---------------------------------------------------------------------------------------------------------------
         60.001 - 70.000     42,536,519.59             25.4      230,135        2.299    625     718     814       60.24
         ---------------------------------------------------------------------------------------------------------------
         70.001 - 80.000    112,294,901.76            67.06      221,561        2.004    611     721     827       70.21
         ---------------------------------------------------------------------------------------------------------------
         80.001 - 90.000      1,774,845.17             1.06      161,146        3.667    630     710     792       88.78
         ---------------------------------------------------------------------------------------------------------------
         Total:            $167,447,899.92          100.00%     $220,976       2.116%    611     721     827      25.97%
         ---------------------------------------------------------------------------------------------------------------


         -------------------------------------------------------------
                                                        W.A.
                               W.A.         Max.      Remaining  W.A.
                             Original     Original     Term to   Loan
         Original LTV          LTV          LTV       Maturity    Age
         -------------------------------------------------------------
         20.001 - 30.000      26.19%       26.69%         360     0
         -------------------------------------------------------------
         30.001 - 40.000       35.15        38.21         360     0
         -------------------------------------------------------------
         40.001 - 50.000       46.80        50.00         360     0
         -------------------------------------------------------------
         50.001 - 60.000       56.34        60.00         360     0
         -------------------------------------------------------------
         60.001 - 70.000       68.17        70.00         360     0
         -------------------------------------------------------------
         70.001 - 80.000       78.37        80.00         360     0
         -------------------------------------------------------------
         80.001 - 90.000       89.93        90.00         360     0
         -------------------------------------------------------------
         Total:               74.15%       90.00%         360     0
         -------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT 05-14

Group 2
----------------------------------------------------------------------------------------------------------------------------------
                Aggregate       Percent      Average                                                                 W.A.
                 Current        of Loans     Original    W.A.   Min.   W.A.   Max.     Min.      W.A.      Max.    Remaining  W.A.
                Principal     by Principal  Principal   Gross   FICO   FICO   FICO   Original  Original  Original   Term to   Loan
Documentation    Balance        Balance      Balance   Coupon   Score  Score  Score    LTV       LTV       LTV     Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Alternative    $78,129,655.04       10.70%   $245,531   1.802%    611    705    827    36.67%    75.87%    95.00%       360     0
----------------------------------------------------------------------------------------------------------------------------------
Full           130,764,037.81        17.91    280,394    2.536    601    699    821     24.09     76.81     95.00       360     0
----------------------------------------------------------------------------------------------------------------------------------
NINA               450,839.98         0.06    330,000    1.000    677    677    677     50.38     50.38     50.38       360     0
----------------------------------------------------------------------------------------------------------------------------------
Red            520,655,467.17        71.32    332,480    2.189    608    708    814     15.15     74.14     95.00       360     0
----------------------------------------------------------------------------------------------------------------------------------
Total:        $730,000,000.00      100.00%   $310,382   2.209%    601    706    827    15.15%    74.79%    95.00%       360     0
----------------------------------------------------------------------------------------------------------------------------------


Group 4
----------------------------------------------------------------------------------------------------------------------------------
                Aggregate       Percent      Average                                                                 W.A.
                 Current        of Loans     Original    W.A.   Min.   W.A.   Max.     Min.      W.A.      Max.    Remaining  W.A.
                Principal     by Principal  Principal   Gross   FICO   FICO   FICO   Original  Original  Original   Term to   Loan
Documentation    Balance        Balance      Balance   Coupon   Score  Score  Score    LTV       LTV       LTV     Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Alternative    $16,310,902.90        6.47%   $267,481   1.653%    622    706    815    14.29%    74.73%    95.00%       360     0
----------------------------------------------------------------------------------------------------------------------------------
Full            42,397,607.69        16.83    284,744    2.139    615    697    810     50.57     76.03     95.00       360     0
----------------------------------------------------------------------------------------------------------------------------------
Red            193,212,740.92        76.70    373,955    1.948    611    713    816     15.71     72.91     90.00       360     0
----------------------------------------------------------------------------------------------------------------------------------
Total:        $251,921,251.51      100.00%   $346,737   1.961%    611    710    816    14.29%    73.55%    95.00%       360     0
----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



CWALT 2005-14
Group 4                                                                       Banc of America Securities (LOGO OMITTTED)


         1. Occupancy

         ------------------------------------------------------------------------------------------------------------------
                                Aggregate      Percent      Average
                                 Current       of Loans    Original        W.A.   Min.   W.A.   Max.       Min.      W.A.
                                Principal    by Principal  Principal      Gross   FICO   FICO   FICO     Original  Original
         Occupancy               Balance       Balance      Balance      Coupon   Score  Score  Score      LTV       LTV
         ------------------------------------------------------------------------------------------------------------------
         Investor             $30,711,410.31       12.19%    $247,753     1.879%    630    725     810    30.11%    74.38%
         ------------------------------------------------------------------------------------------------------------------
         Primary              210,153,607.62        83.42     362,583      2.001    611    707     816     14.29     73.78
         ------------------------------------------------------------------------------------------------------------------
         Secondary             11,056,233.58         4.39     480,787      1.430    645    729     803     52.75     66.92
         ------------------------------------------------------------------------------------------------------------------
         Total:              $251,921,251.51      100.00%    $346,737     1.961%    611    710     816    14.29%    73.55%
         ------------------------------------------------------------------------------------------------------------------


         -------------------------------------------------
                                            W.A.
                                 Max.     Remaining   W.A.
                               Original    Term to    Loan
         Occupancy               LTV       Maturity    Age
         -------------------------------------------------
         Investor               90.00%         360      0
         -------------------------------------------------
         Primary                 95.00         360      0
         -------------------------------------------------
         Secondary               95.00         360      0
         -------------------------------------------------
         Total:                 95.00%         360      0
         -------------------------------------------------


         2. Investor Occupancy Credit Score

         ------------------------------------------------------------------------------------------------------------------
                                Aggregate      Percent      Average
                                 Current       of Loans    Original        W.A.   Min.   W.A.   Max.       Min.      W.A.
                                Principal    by Principal  Principal      Gross   FICO   FICO   FICO     Original  Original
         Credit Score            Balance       Balance      Balance      Coupon   Score  Score  Score      LTV       LTV
         ------------------------------------------------------------------------------------------------------------------
         601 - 650             $1,645,812.29        5.36%    $235,246     2.343%    630    643     650    64.34%    77.88%
         ------------------------------------------------------------------------------------------------------------------
         651 - 700              8,205,626.96        26.72     241,380      1.633    653    682     699     55.67     72.76
         ------------------------------------------------------------------------------------------------------------------
         701 - 750             11,308,346.74        36.82     240,688      1.829    701    727     750     30.11     74.63
         ------------------------------------------------------------------------------------------------------------------
         751 - 800              9,315,624.32        30.33     266,269      2.085    751    773     796     43.40     74.73
         ------------------------------------------------------------------------------------------------------------------
         801 - 850                236,000.00         0.77     236,000      1.375    810    810     810     80.00     80.00
         ------------------------------------------------------------------------------------------------------------------
         Total:               $30,711,410.31      100.00%    $247,753     1.879%    630    725     810    30.11%    74.38%
         ------------------------------------------------------------------------------------------------------------------


         -------------------------------------------------
                                            W.A.
                                 Max.     Remaining   W.A.
                               Original    Term to    Loan
         Credit Score            LTV       Maturity    Age
         -------------------------------------------------
         601 - 650              80.00%         360      0
         -------------------------------------------------
         651 - 700               80.00         360      0
         -------------------------------------------------
         701 - 750               80.00         360      0
         -------------------------------------------------
         751 - 800               90.00         360      0
         -------------------------------------------------
         801 - 850               80.00         360      0
         -------------------------------------------------
         Total:                 90.00%         360      0
         -------------------------------------------------


         3. Investor Occupancy Original LTV

         -----------------------------------------------------------------------------------------------------------------
                                Aggregate      Percent      Average
                                 Current       of Loans    Original        W.A.   Min.   W.A.   Max.       Min.      W.A.
                                Principal    by Principal  Principal      Gross   FICO   FICO   FICO    Original  Original
         Original LTV            Balance       Balance      Balance      Coupon   Score  Score  Score      LTV       LTV
         -----------------------------------------------------------------------------------------------------------------
         30.001 - 40.000         $140,000.00        0.46%    $140,000     1.375%    704    704     704    30.11%    30.11%
         -----------------------------------------------------------------------------------------------------------------
         40.001 - 50.000          115,000.00         0.37     115,000      1.375    773    773     773     43.40     43.40
         -----------------------------------------------------------------------------------------------------------------
         50.001 - 60.000          584,600.00          1.9     194,867      1.375    683    716     777     53.67     55.45
         -----------------------------------------------------------------------------------------------------------------
         60.001 - 70.000        8,914,793.33        29.03     278,709      2.111    644    717     779     61.37     67.76
         -----------------------------------------------------------------------------------------------------------------
         70.001 - 80.000       20,731,426.98         67.5     241,134      1.794    630    728     810     70.73     78.05
         -----------------------------------------------------------------------------------------------------------------
         80.001 - 90.000          225,590.00         0.73     225,590      2.375    792    792     792     90.00     90.00
         -----------------------------------------------------------------------------------------------------------------
         Total:               $30,711,410.31      100.00%    $247,753     1.879%    630    725     810    30.11%    74.38%
         -----------------------------------------------------------------------------------------------------------------


         --------------------------------------------------
                                             W.A.
                                  Max.     Remaining   W.A.
                               Original     Term to    Loan
         Original LTV             LTV       Maturity    Age
         --------------------------------------------------
         30.001 - 40.000         30.11%         360      0
         --------------------------------------------------
         40.001 - 50.000          43.40         360      0
         --------------------------------------------------
         50.001 - 60.000          56.60         360      0
         --------------------------------------------------
         60.001 - 70.000          70.00         360      0
         --------------------------------------------------
         70.001 - 80.000          80.00         360      0
         --------------------------------------------------
         80.001 - 90.000          90.00         360      0
         --------------------------------------------------
         Total:                  90.00%         360      0
         --------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



CWALT 2005-14
Group 4                                                                       Banc of America Securities (LOGO OMITTTED)


Property Type
------------------------------------------------------------------------------------------------------------------
                    Aggregate         Percent      Average
                     Current         of Loans     Original     W.A.     Min.    W.A.    Max.       Min.     W.A.
                    Principal      by Principal   Principal    Gross    FICO    FICO    FICO    Original  Original
Property Type        Balance          Balance      Balance    Coupon    Score   Score   Score      LTV      LTV
------------------------------------------------------------------------------------------------------------------
2-4 Family          $15,494,044.80         6.15%    $336,922    1.686%     635    717     813    48.33%    72.59%
------------------------------------------------------------------------------------------------------------------
Condominium          35,404,520.60         14.05     292,779     2.032     624    722     815     43.40     75.20
------------------------------------------------------------------------------------------------------------------
PUD                  50,214,099.86         19.93     351,409     2.019     620    710     814     36.24     73.88
------------------------------------------------------------------------------------------------------------------
Single Family       150,808,586.25         59.86     361,874     1.953     611    707     816     14.29     73.16
------------------------------------------------------------------------------------------------------------------
Total:             $251,921,251.51       100.00%    $346,737    1.961%     611    710     816    14.29%    73.55%
------------------------------------------------------------------------------------------------------------------


Property Type
-------------------------------------------------
                                   W.A.
                       Max.     Remaining   W.A.
                      Original   Term to    Loan
Property Type          LTV       Maturity    Age
-------------------------------------------------
2-4 Family             80.00%         360      0
-------------------------------------------------
Condominium             89.97         360      0
-------------------------------------------------
PUD                     95.00         360      0
-------------------------------------------------
Single Family           95.00         360      0
-------------------------------------------------
Total:                 95.00%         360      0
-------------------------------------------------


Top 5 Zip Code for 'PUD' Loans
------------------------------------------------------------------------------------------------------------------
                    Aggregate         Percent      Average
                     Current         of Loans     Original     W.A.     Min.    W.A.    Max.      Min.      W.A.
                    Principal      by Principal   Principal    Gross    FICO    FICO    FICO    Original  Original
Zip Code             Balance          Balance      Balance    Coupon    Score   Score   Score     LTV       LTV
------------------------------------------------------------------------------------------------------------------
92648                $1,819,229.74         3.62%    $606,867    2.143%     700    734     762    47.92%    63.74%
------------------------------------------------------------------------------------------------------------------
96753                 1,725,000.00          3.44   1,725,000     2.000     704    704     704     52.75     52.75
------------------------------------------------------------------------------------------------------------------
92675                 1,648,602.95          3.28     824,750     2.037     668    699     711     70.00     73.17
------------------------------------------------------------------------------------------------------------------
89139                 1,228,823.77          2.45     307,313     1.694     633    668     750     64.34     70.40
------------------------------------------------------------------------------------------------------------------
92663                 1,068,750.00          2.13   1,068,750     1.000     712    712     712     75.00     75.00
------------------------------------------------------------------------------------------------------------------
Other                42,723,693.40         85.08     323,927     2.049     620    710     814     36.24     75.26
------------------------------------------------------------------------------------------------------------------
Total:              $50,214,099.86       100.00%    $351,409    2.019%     620    710     814    36.24%    73.88%
------------------------------------------------------------------------------------------------------------------


Top 5 Zip Code for 'PUD' Loans
-------------------------------------------------
                                   W.A.
                        Max.     Remaining   W.A.
                      Original   Term to    Loan
Zip Code                LTV      Maturity    Age
-------------------------------------------------
92648                  80.00%         360      0
-------------------------------------------------
96753                   52.75         360      0
-------------------------------------------------
92675                   81.85         360      0
-------------------------------------------------
89139                   75.00         360      0
-------------------------------------------------
92663                   75.00         360      0
-------------------------------------------------
Other                   95.00         360      0
-------------------------------------------------
Total:                 95.00%         360      0
-------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

Deal                   CWALT 2005-14  Aggregate Group II
-----------------------
 Date
 Deal Size              $1,221,904,000.00 Total Deal

Other DEAL INFO
---------------
Lead                   BAS
Originator[s]          Countrywide
Servicer[s]            Countrywide
Raters

POOL SUMMARY DATA
-----------------
Agency Conforming                  42.27%
Non Conforming                     57.73%
Prefunding (if any)
No of Loans                         2,964
Average Loan Size             $318,717.28
WAC                                 2.18%
WA LTV                             74.40%
% First Lien                         100%
% Owner Occ                        80.85%
% Purchase                         40.02%
% Cash out                         41.79%
% Full Doc                         17.45%
% Reduced/Limited Doc              73.57%
% Stated Income                     8.94%
% No docs                           0.03%
WA FICO                               708
FICO Range                        601-827

Mortgage Indices
----------------
Floating Rate Mortgages           100.00% 1ML, COFI, MTA
Fixed Rate
2/28 Float
3/27 Float
5/25 Float
IO Mortgages
LOAN SIZE
Loans < 100k                        1.28%
Loans < 75k                         0.36%
Loans > 350k                       56.34%
Loans > 500k                       30.77%
Loans > 750k                       12.54%

Income Strats
-------------
Average DTI
DTI 40-45%
DTI 45-50%
DTI 50-55%
DTI > 55%

GEOGRAPHIC
----------
California                         52.04%
North California                   19.75%
South California                   32.29%
Florida                            12.44%
Illinois                            1.53%
Michigan                            1.48%
Texas                               0.96%
Colorado                            1.80%
New York                            1.19%
New Jersey                          2.22%
Virginia                            2.79%
Washington                          1.84%
Mass                                1.90%

Property Type
-------------
Single Prop                        59.44%
PUD                                23.38%
2-4 Family                          5.87%
Condo                              11.31%
MH                                  0.00%
FICO
Fico < 600                          0.00%
Fico < 580                          0.00%
Fico < 560                          0.00%
Below 520                           0.00%
521 - 540                           0.00%
541 - 560                           0.00%
561 - 580                           0.00%
581 - 600                           0.00%
601 - 620                           0.83%
621 - 640                           5.65%
641 - 660                           8.20%
661 - 680                          15.18%
681 - 700                          17.48%
701 - 720                          15.45%
721 - 740                          11.72%
Above 740                          25.50%
LTV
<=50                               97.45%
50.01-55                            2.30%
55.01-60                            2.77%
60.01-65                            5.56%
65.01-70                           12.25%
70.01-75                           17.19%
75.01-80                           54.63%
80.01-85                            0.22%
85.01-90                            1.05%
90.01-95                            1.33%
95.01-100                           0.00%
> 100%                              0.00%
> 80%                               2.59%
> 90%                               1.33%

Average Seasoning                       0
% > 3 months                        0.50%
mortgage insurance if any           2.59% Have MI

MI providers                 CMAC         GEMIC   MGIC     PMIC    RMIC    TGIC     UGRIC
excess spread - ave 1st yr

DELINQUENCIES
-------------
30-59 day past                      0.00%

Deal                   CWALT 2005-14  Group 2
-----------------------
 Date
 Deal Size              $1,221,904,000.00 Total Deal

Other DEAL INFO
---------------
Lead                   BAS
Originator[s]          Countrywide
Servicer[s]            Countrywide
Raters

POOL SUMMARY DATA
-----------------
Agency Conforming                  44.09%
Non Conforming                     55.91%
Prefunding (if any)
No of Loans                         1,723
Average Loan Size             $310,119.52
WAC                                 2.21%
WA LTV                             74.79%
% First Lien                         100%
% Owner Occ                        77.90%
% Purchase                         41.69%
% Cash out                         39.94%
% Full Doc                         17.91%
% Reduced/Limited Doc              71.32%
% Stated Income                    10.70%
% No docs                           0.06%
WA FICO                               706
FICO Range                        601-827

Mortgage Indices
----------------
Floating Rate Mortgages           100.00% 1ML
Fixed Rate
2/28 Float
3/27 Float
5/25 Float
IO Mortgages

LOAN SIZE
---------
Loans < 100k                        1.37%
Loans < 75k                         0.43%
Loans > 350k                       54.24%
Loans > 500k                       29.56%
Loans > 750k                       12.56%

Income Strats
-------------
Average DTI
DTI 40-45%
DTI 45-50%
DTI 50-55%
DTI > 55%

GEOGRAPHIC
----------
California                         46.83%
North California                   18.61%
South California                   28.22%
Florida                            14.44%
Illinois                            1.84%
Michigan                            1.59%
Texas                               1.30%
Colorado                            1.84%
New York                            1.28%
New Jersey                          2.82%
Virginia                            4.11%
Washington                          1.87%
Mass                                1.41%

Property Type
-------------
Single Prop                        58.16%
PUD                                24.78%
2-4 Family                          6.05%
Condo                              11.00%
MH                                  0.00%

FICO
----
Fico < 600                          0.00%
Fico < 580                          0.00%
Fico < 560                          0.00%
Below 520                           0.00%
521 - 540                           0.00%
541 - 560                           0.00%
561 - 580                           0.00%
581 - 600                           0.00%
601 - 620                           1.13%
621 - 640                           6.07%
641 - 660                           7.78%
661 - 680                          16.09%
681 - 700                          18.19%
701 - 720                          15.16%
721 - 740                          11.29%
Above 740                          24.30%

LTV
---
<=50                               97.98%
50.01-55                            1.99%
55.01-60                            2.94%
60.01-65                            5.68%
65.01-70                           11.69%
70.01-75                           15.73%
75.01-80                           56.84%
80.01-85                            0.19%
85.01-90                            1.19%
90.01-95                            1.63%
95.01-100                           0.00%
> 100%                              0.00%
> 80%                               3.02%
> 90%                               1.63%

Average Seasoning                       0
% > 3 months                        0.79%
mortgage insurance if any           3.02% Have MI
                             -----------------------------------------------------------------------------
MI providers                 CMAC         GEMIC   MGIC     NONE    PMIC    RMIC     TGIC    UGRIC
                             -----------------------------------------------------------------------------
excess spread - ave 1st yr

DELINQUENCIES
-------------
30-59 day past                      0.00%

Deal                   CWALT 2005-14  Group 3
-----------------------
 Date
 Deal Size              $1,221,904,000.00 Total Deal

Other DEAL INFO
---------------
Lead                   BAS
Originator[s]          Countrywide
Servicer[s]            Countrywide
Raters

POOL SUMMARY DATA
-----------------
Agency Conforming                  42.53%
Non Conforming                     57.47%
Prefunding (if any)
No of Loans                           514
Average Loan Size             $308,211.76
WAC                                 2.44%
WA LTV                             74.41%
% First Lien                         100%
% Owner Occ                        86.70%
% Purchase                         37.42%
% Cash out                         46.41%
% Full Doc                         16.87%
% Reduced/Limited Doc              76.21%
% Stated Income                     6.92%
% No docs                           0.00%
WA FICO                               709
FICO Range                        623-817

Mortgage Indices
----------------
Floating Rate Mortgages           100.00% COFI
Fixed Rate
2/28 Float
3/27 Float
5/25 Float
IO Mortgages

LOAN SIZE
---------
Loans < 100k                        1.40%
Loans < 75k                         0.25%
Loans > 350k                       53.44%
Loans > 500k                       26.95%
Loans > 750k                        9.82%

Income Strats
-------------
Average DTI
DTI 40-45%
DTI 45-50%
DTI 50-55%
DTI > 55%

GEOGRAPHIC
----------
California                         58.67%
North California                   21.29%
South California                   37.38%
Florida                             8.62%
Illinois                            0.00%
Michigan                            1.18%
Texas                               0.77%
Colorado                            1.35%
New York                            0.00%
New Jersey                          0.00%
Virginia                            0.00%
Washington                          1.25%
Mass                                3.01%

Property Type
-------------
Single Prop                        63.09%
PUD                                24.13%
2-4 Family                          4.79%
Condo                               7.99%
MH                                  0.00%

FICO
----
Fico < 600                          0.00%
Fico < 580                          0.00%
Fico < 560                          0.00%
Below 520                           0.00%
521 - 540                           0.00%
541 - 560                           0.00%
561 - 580                           0.00%
581 - 600                           0.00%
601 - 620                           0.00%
621 - 640                           4.91%
641 - 660                           8.43%
661 - 680                          14.63%
681 - 700                          18.55%
701 - 720                          16.26%
721 - 740                          10.42%
Above 740                          26.80%

LTV
---
<=50                               96.07%
50.01-55                            2.04%
55.01-60                            2.52%
60.01-65                            4.04%
65.01-70                           12.65%
70.01-75                           15.71%
75.01-80                           56.58%
80.01-85                            0.00%
85.01-90                            0.72%
90.01-95                            1.50%
95.01-100                           0.00%
> 100%                              0.00%
> 80%                               2.22%
> 90%                               1.50%

Average Seasoning                       0
% > 3 months                        0.17%
mortgage insurance if any           2.22% Have MI

MI providers                 CMAC         GEMIC   MGIC     PMIC    RMIC    TGIC     UGRIC
excess spread - ave 1st yr

DELINQUENCIES
-------------
30-59 day past                      0.00%

Deal                   CWALT 2005-14  Group 4
-----------------------
 Date
 Deal Size              $1,221,904,000.00 Total Deal

Other DEAL INFO
---------------
Lead                   BAS
Originator[s]          Countrywide
Servicer[s]            Countrywide
Raters
POOL SUMMARY DATA
Agency Conforming                  38.24%
Non Conforming                     61.76%
Prefunding (if any)
No of Loans                           727
Average Loan Size             $346,521.67
WAC                                 1.96%
WA LTV                             73.55%
% First Lien                         100%
% Owner Occ                        83.42%
% Purchase                         38.11%
% Cash out                         42.79%
% Full Doc                         16.83%
% Reduced/Limited Doc              76.70%
% Stated Income                     6.47%
% No docs                           0.00%
WA FICO                               710
FICO Range                        611-816

Mortgage Indices
----------------
Floating Rate Mortgages           100.00% MTA
Fixed Rate
2/28 Float
3/27 Float
5/25 Float
IO Mortgages

LOAN SIZE
---------
Loans < 100k                        1.02%
Loans < 75k                         0.28%
Loans > 350k                       62.62%
Loans > 500k                       35.74%
Loans > 750k                       14.19%

Income Strats
-------------
Average DTI
DTI 40-45%
DTI 45-50%
DTI 50-55%
DTI > 55%

GEOGRAPHIC
----------
California                         58.90%
North California                   21.18%
South California                   37.72%
Florida                            10.59%
Illinois                            1.81%
Michigan                            1.46%
Texas                               0.36%
Colorado                            2.01%
New York                            1.74%
New Jersey                          2.35%
Virginia                            1.76%
Washington                          2.14%
Mass                                2.26%

Property Type
-------------
Single Prop                        59.86%
PUD                                19.93%
2-4 Family                          6.15%
Condo                              14.05%
MH                                  0.00%

FICO
----
Fico < 600                          0.00%
Fico < 580                          0.00%
Fico < 560                          0.00%
Below 520                           0.00%
521 - 540                           0.00%
541 - 560                           0.00%
561 - 580                           0.00%
581 - 600                           0.00%
601 - 620                           0.72%
621 - 640                           5.23%
641 - 660                           8.94%
661 - 680                          13.60%
681 - 700                          15.28%
701 - 720                          15.57%
721 - 740                          13.44%
Above 740                          27.22%

LTV
---
<=50                               97.18%
50.01-55                            3.13%
55.01-60                            2.56%
60.01-65                            6.25%
65.01-70                           13.20%
70.01-75                           21.22%
75.01-80                           48.71%
80.01-85                            0.40%
85.01-90                            0.95%
90.01-95                            0.58%
95.01-100                           0.00%
> 100%                              0.00%
> 80%                               1.92%
> 90%                               0.58%

Average Seasoning                       0
% > 3 months                        0.11%
mortgage insurance if any           1.92% Have MI
MI providers                 CMAC         PMIC    UGRIC
excess spread - ave 1st yr

DELINQUENCIES
-------------
30-59 day past                      0.00%